                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         October 23, 1996
                                                --------------------------------

                             VINLAND PROPERTY TRUST
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             (Exact name of registrant as specified in its charter)


California                               0-8003                  94-2432628
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                 File No.)             Identification No.)


3100 Monticello, Suite 200, Dallas, Texas                        75205
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    (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code      (214) 599-2200
                                                  ------------------------------


3878 Oak Lawn, Suite 300, Dallas, Texas                    75219
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  (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 23, 1996, Vinland Property Trust (the "Trust") sold its interest in Polynesia Village Apartments, a 448-unit complex located in Tacoma, Washington, to Pearl Street 1995, L.L.C., a Washington limited liability company not affiliated with the Trust or any of its officers or trustees, for $9.6 million. The Trust had recorded an in-substance foreclosure of the property on August 31, 1995, pursuant to a settlement with a borrower on a $2.0 million mortgage note receivable. The Trust accepted a note receivable from the purchaser of $325,000 for a portion of the purchase price, and the purchaser agreed to reimburse the Trust for certain capital improvements to the property totaling approximately $99,000. Through prorations at closing, the note balance was reduced to $192,000. The carrying value of the property, which was subject to a $5.7 million first mortgage loan, exceeded 10% of the Trust's assets. The Trust received net cash proceeds of $3.2 million, including earnest money deposits received prior to closing, after the payoff of the first mortgage loan, closing costs and prorated property taxes, and a selling commission to the purchaser's real estate broker. In connection with this disposition, the Trust paid Tarragon Realty Advisors, Inc., the Trust's advisor, a brokerage commission of 2% of the total sales consideration, or $194,000. In October 1996, the Trust recorded a gain on this sale of $837,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro forma financial information:

Pro forma statements of operations are presented for the fiscal year ended November 30, 1995, and the nine months ended August 31, 1996. A pro forma balance sheet as of August 31, 1996, is also presented.

The pro forma statement of operations for the nine months ended August 31, 1996, presents the Trust's operations as if the transaction described in Item 2. had occurred on December 1, 1995. The pro forma statement of operations for the fiscal year ended November 30, 1995, presents the Trust's operations as if the transaction described in Item 2. had occurred on August 31, 1995, the date the Trust acquired the property. Pro forma adjustments related to the pro forma balance sheet have been computed assuming the transaction was consummated on August 31, 1996.



                     [This space intentionally left blank.]

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
                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                AUGUST 31, 1996
                                  (Unaudited)

                                                                     Sale of
                                                                     Polynesia
                                            Actual                  Village (1)               Pro forma
                                           --------              ---------------              ---------
                                                              (dollars in thousands)
                 Assets
                 ------
Real estate
    Held for investment, net of
      accumulated depreciation . .         $ 22,211               $      -                    $ 22,211
    Held for sale, net of
      accumulated depreciation . .            8,590                 (8,348)                        242
                                           --------               --------                    --------
                                             30,801                 (8,348)                     22,453
Less - allowance for estimated
  losses . . . . . . . . . . . . .             (241)                     -                        (241)
                                           --------               --------                    --------
                                             30,560                 (8,348)                     22,212

Notes and interest receivable  . .              734                    192                         926
Cash and cash equivalents  . . . .              443                  2,967                       3,410
Other assets . . . . . . . . . . .            2,356                     27                       2,383
                                           --------               --------                    --------
                                           $ 34,093               $ (5,162)                   $ 28,931
                                           ========               ========                    ========
Liabilities and Shareholders' Equity
------------------------------------
Liabilities
Notes, debentures, and interest
    payable  . . . . . . . . . . .         $ 23,360               $ (5,770)                   $ 17,590
Other liabilities  . . . . . . . .            1,392                   (178)                      1,214
                                           --------               --------                    --------
                                             24,752                 (5,948)                     18,804
Commitments and contingencies
Shareholders' equity
Shares of beneficial interest, no
    par value; authorized shares,
    unlimited; issued and outstanding,
    1,346,833 shares (after deducting
    1,154 shares held in treasury)            2,242                      -                       2,242
Paid-in capital  . . . . . . . . .           43,727                      -                      43,727
Accumulated distributions in excess
    of accumulated earnings  . . .          (36,628)                   786                     (35,842)
                                           --------               --------                    --------
                                              9,341                    786                      10,127
                                           --------               --------                    --------
                                           $ 34,093               $ (5,162)                   $ 28,931
                                           ========               ========                    ========


--------------------
(1) Assumes the Trust sold Polynesia Village on August 31, 1996, and accordingly represents the changes in balance sheet accounts related to the sale, including the gain thereon.

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
                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                       NINE MONTHS ENDED AUGUST 31, 1996
                                  (Unaudited)



                                                                        Polynesia
                                                     Actual            Village (1)        Pro forma(2)
                                                     ------            -----------        ------------
                                                       (dollars in thousands, except per share data)
Income
  Rentals   . . . . . . . . . . . . .            $    7,099            $  (1,417)          $    5,682
  Interest  . . . . . . . . . . . . .                   105                   -                   105
  Equity in income of partnerships  .                    40                   -                    40
                                                 ----------            ----------          ----------
                                                      7,244               (1,417)               5,827
Expenses
  Property operations   . . . . . . .                 4,362                 (792)               3,570
  Interest  . . . . . . . . . . . . .                 1,452                 (330)               1,122
  Depreciation  . . . . . . . . . . .                   673                   -                   673
  Advisory fees to affiliate  . . . .                   187                   -                   187
  General and administrative  . . . .                   342                   -                   342
                                                 ----------            ----------          ----------
                                                      7,016               (1,122)               5,894
                                                 ----------            ----------          ----------

Income (loss) before gain (loss) on
  sale of  real estate and
  extraordinary gain  . . . . . . . .                   228                 (295)                 (67)
Gain (loss) on sale of real estate  .                  (171)                 837                  666
                                                 ----------            ----------          ----------
Income from continuing operations . .            $       57            $     542           $      599
                                                 ==========            =========           ==========
Earnings per share

Income from continuing operations . .            $      .04                                $      .44
                                                 ==========                                ==========
Weighted average shares of
  beneficial interest used in
  computing earnings per share  . . .             1,357,773                                 1,357,773
                                                 ==========                                ==========


--------------------

(1) Assumes the Trust sold Polynesia Village on December 1, 1995, and accordingly represents operations for the property for the nine months ended August 31, 1996.

(2)   Includes gains and losses on the sale of real estate.



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
                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1995



                                                                        Polynesia
                                                     Actual             Village (1)         Pro forma(2)
                                                 --------------       --------------        ------------
                                                   (audited)            (unaudited)         (unaudited)
                                                       (dollars in thousands, except per share data)
Income
  Rentals   . . . . . . . . . . . . .             $     8,306           $    (465)          $     7,841
  Interest  . . . . . . . . . . . . .                     131                   -                   131
                                                  -----------           ---------           -----------
                                                        8,437                (465)                7,972
Expenses
  Property operations   . . . . . . .                   5,666                (276)                5,390
  Interest  . . . . . . . . . . . . .                   1,441                (111)                1,330
  Depreciation  . . . . . . . . . . .                     991                 (40)                  951
  Advisory fees to affiliate  . . . .                     146                   -                   146
  General and administrative  . . . .                     356                   -                   356
  Provision for losses  . . . . . . .                    (190)                  -                  (190)
                                                  -----------           ---------           -----------
                                                        8,410                (427)                7,983
                                                  -----------           ---------           -----------
Income (loss) before gain on
  sale of real estate . . . . . . . .                      27                 (38)                  (11)

Gain on sale of real estate . . . . .                       -                 837                   837
                                                  -----------           ---------           -----------

Net income  . . . . . . . . . . . . .             $        27           $     799           $       826
                                                  ===========           =========           ===========

Earnings per share

Net income  . . . . . . . . . . . . .             $       .02                               $       .59
                                                  ===========                               ===========

Weighted average shares of
  beneficial interest used in
  computing earnings per share  . . .               1,392,006                                 1,392,006
                                                  ===========                                ==========





--------------------
(1) Assumes the Trust sold Polynesia Village on August 31, 1995, the date the Trust acquired the property, and accordingly represents operations for the property for the three months ended November 30, 1995.

(2)   Includes gains and losses on the sale of real estate.


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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VINLAND PROPERTY TRUST




                                            By:  /s/ ROBERT C. IRVINE
                                                 -------------------------
                                                 Robert C. Irvine
                                                 Chief Financial Officer

DATED:   November 7, 1996





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